                                                                   EXHIBIT 13(a)




Filed with Post-Effective Amendment No. 17 to this Registration Statement on Form N-4 on March 1, 1995.

                               POWER OF ATTORNEY
                               -----------------

                            Curtis Handley Barnette

                                   Director


     KNOW ALL MEN BY THESE PRESENTS, that I, a director of Metropolitan Life Insurance Company, do hereby appoint Richard M. Blackwell, Joseph A. Reali, Richard G. Mandel and Christopher P. Nicholas, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with Metropolitan Life Separate Account UL or Metropolitan Life Separate Account E of said Company, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 5th day of August,
1994.
                                    /s/Curtis Barnette
                                     ---------------------
                                           Signature

                                                                EXHIBIT (13) (a)


Filed with Post-Effective Amendment No. 8 to this Registration Statement on Form N-4 on April 24, 1989.

                               POWER OF ATTORNEY

                               George M. Keller
                                   Director


    KNOW ALL MEN BY THESE PRESENTS, that I, a director of Metropolitan Life Insurance Company, do hereby appoint John J. Creedon, Harry P. Kamen, Richard M. Blackwell and Richard G. Mandel and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with Metropolitan Life Separate Account E of said Company, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each of said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 5th day of December, 1988.

                                      /s/George M. Keller
                                      -------------------
                                      Signature

                                                                   EXHIBIT 13(a)



Filed with Post-Effective Amendment No. 6 to this Registration Statement on Form N-4 on April 1, 1988.

                               POWER OF ATTORNEY

                               Joan Ganz Cooney
                                   Director


     KNOW ALL MEN BY THESE PRESENTS, that I, a director of Metropolitan Life Insurance Company, do hereby appoint John J. Creedon, Harry P. Kamen, Richard M. Blackwell and Richard G. Mandel, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with Metropolitan Life Separate Account E of said Company, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of May, 1987.

                                      /s/ Joan Ganz Cooney
                                      -------------------------
                                      Signature

                               POWER OF ATTORNEY

                              Frederick P. Hauser
                                    Officer


     KNOW ALL MEN BY THESE PRESENTS, that I, an officer of Metropolitan Life Insurance company, do hereby appoint John J. Creedon, Harry P. Kamen, Richard M. Blackwell and Richard G. Mandel, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with Metropolitan Life Separate Account E of said Company, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 22 day of May, 1987.

                                             /s/ Frederick P. Hauser
                                             ------------------------
                                             Signature

                               POWER OF ATTORNEY

                               James R. Houghton
                                   Director


     KNOW ALL MEN BY THESE PRESENTS, that I, a director of Metropolitan Life Insurance Company, do hereby appoint John J. Creedon, Harry P. Kamen, Richard M. Blackwell and Richard G. Mandel, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with Metropolitan Life Separate Account E of said Company, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 22 day of May, 1987.

                                     /s/ James R. Houghton
                                     -------------------------
                                     Signature

                               POWER OF ATTORNEY

                               Helene L. Kaplan
                                   Director


     KNOW ALL MEN BY THESE PRESENTS, that I, a director of Metropolitan Life Insurance Company, do hereby appoint John J. Creedon, Harry P. Kamen, Richard M. Blackwell and Richard G. Mandel, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with Metropolitan Life Separate Account E of said Company, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as i might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of May, 1987.


                                             /s/ Helene L. Kaplan
                                             ---------------------
                                             Signature

                               POWER OF ATTORNEY

                              Richard J. Mahoney
                                   Director


     KNOW ALL MEN BY THESE PRESENTS, that I, a director of Metropolitan Life Insurance Company, do hereby appoint John J. Creedon, Harry P. Kamen, Richard M. Blackwell and Richard G. Mandel, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with Metropolitan Life Separate Account E of said Company, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 27th day of May, 1987.

                                     /s/ Richard J. Mahoney
                                     -----------------------
                                     Signature

                               POWER OF ATTORNEY

                                Allen E. Murray
                                   Director


     KNOW ALL MEN BY THESE PRESENTS, that I, a director of Metropolitan Life Insurance Company, do hereby appoint John J. Creedon, Harry P. Kamen, Richard M. Blackwell and Richard G. Mandel, and each of them severally, my true and lawful attorney-in-fact for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with Metropolitan Life Separate Account E of said Company, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of May, 1987


                                    /s/ Allen E. Murray
                                    ----------------------
                                    Signature

                               POWER OF ATTORNEY

                              John J. Phelan, Jr.
                                   Director


     KNOW ALL MEN BY THESE PRESENTS, that I, a director of Metropolitan Life Insurance Company, do hereby appoint John J. Creedon, Harry P. Kamen, Richard M. Blackwell and Richard G. Mandel, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with Metropolitan Life Separate Account E of said Company, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

    IN WITNESS WHEREOF, I have hereunto set my hand this 27th day of  May, 1987.

                                     /s/ John J. Phelan, Jr.
                                     ------------------------
                                     Signature

                               POWER OF ATTORNEY

                                John B.M. Place
                                   Director


     KNOW ALL MEN BY THESE PRESENTS, that I, a director of Metropolitan Life Insurance Company, do hereby appoint John J. Creedon, Harry P. Kamen, Richard M. Blackwell and Richard G. Mandel, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with Metropolitan Life Separate Account E of said Company, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of May, 1987.


                                     /s/ John B. M. Place
                                     ----------------------
                                     Signature

                               POWER OF ATTORNEY

                              Robert G. Schwartz
                             Officer and Director


     KNOW ALL MEN BY THESE PRESENTS, that I, an officer and director of Metropolitan Life Insurance Company, do hereby appoint John J. Creedon, Harry P. Kamen, Richard M. Blackwell and Richard G. Mandel, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with Metropolitan Life Separate Account E of said Company, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 19 day of May, 1987.

                                     /s/ Robert G. Schwartz
                                     -----------------------
                                     Signature

                               POWER OF ATTORNEY

                               William S. Sneath
                                   Director


     KNOW ALL MEN BY THESE PRESENTS, that I, a director of Metropolitan Life Insurance Company, do hereby appoint John J. Creedon, Harry P. Kamen, Richard M. Blackwell and Richard G. Mandel, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with Metropolitan Life Separate Account E of said Company, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of May, 1987.


                                     /s/ William S. Sneath
                                     ----------------------
                                     Signature